UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

______________________________

FORM 8-K
_________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 30, 2008

ACES WIRED, INC.
(Exact name of Registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation or organization) 12225 Greenville Avenue, Suite 861 Dallas, Texas (Address of principal executive offices)	333-96589 Commission File Number	88-0514502 (I.R.S. Employer Identification No.) 75243 (Zip Code)

Registrant’s telephone number, including area code: (214) 261-1963

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 30, 2008, Aces Wired, Inc. (the Company) received notice from Michael T. Gallagher of his decision to resign as a director of the Company, effective immediately. As referenced in his letter, Mr. Gallagher’s resignation stems from concerns regarding the effect that continuing to serve as a director of the Company might have on the Texas Racing Commission’s approval of his continued ownership interests in two racetracks in Texas. There were no disagreements between Mr. Gallagher and the Company that led to his resignation. A copy of Mr. Gallagher's resignation letter is filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

With the resignation of Mr. Gallagher, the Company’s board of directors now consists of four members, two of whom are independent directors.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description

99.1	Resignation Letter of Michael T. Gallagher

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 3, 2008

ACES WIRED, INC.

By:	/s/ Kenneth R. Griffith
President and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Resignation Letter of Michael T. Gallagher